REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of January 10, 2002, by and among Gardenburger, Inc., an Oregon corporation (the "Company"), and the persons and entities listed on the signature pages below ("Preferred Stockholders").

                                    RECITALS

      A. The Company has agreed to issue to Preferred Stockholders shares of its Series C Convertible Preferred Stock ("Series C Stock"), Series D Convertible Preferred Stock ("Series D Stock") and warrants to purchase Common Stock ("Warrants") pursuant to the Preferred Stock Exchange Agreement between the Company and Preferred Stockholders of even date herewith (the "Exchange Agreement").

      B. As a condition to Preferred Stockholders' obligations under the Exchange Agreement, the Company has agreed to grant Preferred Stockholders registration rights as described herein.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements set forth herein, the parties agree as follows:

Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings given:

            (a) "Affiliate" means with respect to any particular person, any other person controlling, controlled by or under common control with such person, and "control" means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through ownership, contract, or otherwise.

            (b) "Board" or "Board of Directors" means the board of directors of the Company as constituted from time to time.

            (c) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            (d) "Common Stock" includes (a) the Company's Common Stock, and (b) any other securities into which or for which any of the Company's Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets, or otherwise.

            (e)  "Exchange  Act" means the  Securities  Exchange Act of 1934, as
amended,   or  any  similar  federal  statute  and  the  rules  and  regulations thereunder, all as the same shall be in effect at the time.

            (f) "Fair Market Value" means (i) the average of the closing sales prices of Common Stock on all domestic securities exchanges on which the Common Stock is listed, (ii) if there have been no sales, the average of the high bid and low ask prices on all such exchanges at



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

the end of such day, (iii) if on any day the Common Stock is not listed on an exchange, the sales price for the Common Stock as of 4 p.m. Eastern time as reported on the Nasdaq National Market, or (iv) if the Common Stock is not listed on an exchange or reported on the Nasdaq National Market, the average of representative bid and ask quotations for the Common Stock as of 4 p.m., Eastern time, as reported on the Nasdaq inter dealer quotation system or any similar successor organization, in each case averaged over a period of 10 consecutive trading days, including the day as of which Fair Market Value is being determined. Notwithstanding the foregoing, if at any time of determination the Common Stock is not registered pursuant to Section 12 of the Exchange Act and either (x) listed on a national securities exchange or authorized for quotation in the Nasdaq system or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sales transaction between a willing buyer and a willing seller as determined pursuant to good faith negotiations between the Company and Preferred Holders Designees. In the event the parties cannot agree on Fair Market Value, Fair Market Value will be determined by an independent investment banking firm mutually acceptable to the Company and the Preferred Holders Designees, which firm shall submit to the Company and the Holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, provided that in the event Fair Market Value as determined by such firm is within 10 percent of the value determined in good faith by the Board prior to appraisal, expenses will be paid one-half by the Company and one-half pro rata by all affected Holders.

            (g) "Holder" means any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

            (h) "Initiating Holders" means any Holder or Holders of at least thirty percent (30%) of the Registrable Securities then outstanding.

            (i) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by written determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith written determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith written determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

            (j) "Preferred Holders Designees" means the two individuals selected by the holders of a majority of the Series C Stock and Series D Stock, acting together.

            (k) "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

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


            (l) "Registrable Securities" means all shares of Common Stock of the Company issued or issuable upon exercise of the Warrants or conversion of the Series C Stock or Series D Stock, including any shares of Common Stock issued or issuable as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock issued or issuable upon the exercise of the Warrants or conversion of such Series C Stock or Series D Stock.
Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which rights under this Agreement are not properly assigned; (ii) sold in a registered transaction or in a transaction exempt from the registration requirements of the Securities Act under Rule 144, Rule 144A or other exemption; or (iii) the registration rights associated with which have been terminated pursuant to the terms of this Agreement.

            (m) "Registration Expenses" means all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

            (n) "Rule 144" and "Rule 144A" shall mean Rule 144 and Rule 144A, respectively, under the Securities Act or any successor or similar rules as may be enacted by the Commission from time to time.

            (o)  "Securities  Act" shall  mean the  Securities  Act of 1933,  as
amended,   or  any  similar  federal  statute  and  the  rules  and  regulations thereunder, all as the same shall be in effect at the time.

Section 2. RESTRICTIONS ON TRANSFERABILITY. The Registrable Securities (as defined herein) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of the Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

Section 3. RESTRICTIONS ON TRANSFER.


            (a) Each certificate representing Registrable Securities will be imprinted with a legend substantially in the following form:

            THE SHARES OF THE CORPORATION REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

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


            Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.

            (b) NOTICE. Each Holder of a certificate representing Registrable Securities, by acceptance thereof, agrees not to make any disposition of all or any portion of any Registrable Securities unless and until:

                 (1) There is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

                 (2) Either Rule 144(k) or Rule 144A promulgated under the Securities Act is available and complied with in any such disposition; or

                 (3) (A) Such Holder shall have notified the Company in writing of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

                     (B) If reasonably requested by the Company, such Holder shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of securities under the Securities Act.

            (c) EXCEPTIONS. Notwithstanding the provisions of paragraphs (a) and
(b) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Holder to an Affiliate thereof.

Section 4. DEMAND REGISTRATION.


            (a) NOTICE OF REGISTRATION; REGISTRATION. If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or at least one-half of the Registrable Securities held by Initiating Holders, the Company shall:

                 (i) promptly give written notice of the proposed registration to all other Holders; and (ii) as soon as practicable use commercially reasonable efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which the Initiating Holders request to be registered within 30 days after written notice from the Company; provided, that the Company shall not be obligated to file a registration statement pursuant to this Section 4:

      (A) prior to six months following the date of this Agreement;

      (B) in any particular state in which the Company would be required to execute a general consent to service of process in effecting such registration;

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


      (C) within 120 days following the effective date of any registered offering of the Company's securities to the general public in which the Holders of Registrable Securities shall have been able effectively to register all Registrable Securities as to which registration shall have been requested;

      (D) in any registration having an aggregate offering price (before deduction of underwriting discounts and expenses of sale) of less than $1,000,000;

      (E) after the Company has effected two such registrations pursuant to this
Section 4 and such registrations have been declared or ordered effective, except as provided in Section 5, and provided further, that a registration declared and ordered effective in which less than 80% of the number of Registrable Securities that were initially covered in the preliminary prospectus for such registration are ultimately disposed of shall not be counted as a registration pursuant to this Section 4; or

      (F) if the Company's audited financial statements would need to be supplemented with audited financials covering stub periods in order to comply with the Securities Act.

Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within 90 days after receipt of the request or requests of the Initiating Holders, and shall use commercially reasonable efforts to have such registration statement promptly declared effective by the Commission, and in any event within 90 days after such filing, whether or not all Registrable Securities requested to be registered can be included; provided, however, that if the Company shall furnish to such Holders a certificate authorized in writing by the Board and signed by the President of the Company stating that in the good-faith judgment of the Board of Directors either (i) it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such 90-day period and it is therefore advisable to defer the filing of such registration statement, or (ii) that there exists at the time a Potential Material Event, the Company shall have an additional period of not more than 60 days after the expiration of the initial 90-day period within which to file such registration statement;
provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account, and provided, further, that the Company shall not extend the filing of such registration more than one time in any twelve-month period.

            (b) UNDERWRITTEN OFFERING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request. In such event, the Company shall include such information in the written notice referred to in subsection 4(a)(i). If requested by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within twenty
(20) days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the


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

underwriting.  The  Company  shall  (together  with  all  Holders  proposing  to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders and Dresdner Kleinwort Benson Private Equity Partners LP ("Dresdner") in the event Dresdner is exercising its piggyback rights pursuant to that certain Registration Rights Agreement between the Company and Dresdner, dated March 27, 1998 (as amended from time to time) (the "Dresdner Agreement"), and the number of shares of Registrable Securities (which, for the purpose of this Section 4(b), shall include any registrable securities governed by the Dresdner Agreement) that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that securities to be included in such registration statement as a result of piggyback registration rights (other than Registrable Securities held by Dresdner) as well as any securities to be offered by the Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable Securities held by the Holders. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

            (c) PURCHASE OPTION. Notwithstanding the foregoing, in lieu of registering securities under the foregoing provision, the Company may in its sole discretion repurchase shares subject to a demand registration at the then current Fair Market Value thereof in cash, less a reasonable discount equal to the underwriting spread that would have been incurred in connection with an underwritten offering. Fair Market Value will be determined as of the date demand is received by the Company. Any election to purchase shares under this section must be made within 30 days of the expiration of the 30-day response period for Holders under Section 4(a)(ii). The Company will make payment for securities at the time of surrender of certificates representing Registrable Securities duly endorsed for transfer to the Company.

Section 5. PIGGYBACK REGISTRATION.


            (a) NOTICE OF REGISTRATION; REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, to a SEC Rule 145 transaction, or to a transaction relating solely to the sale of debt or convertible debt instruments, the Company will:

                 (i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

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


                 (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection
(b) below.

            (b) UNDERWRITTEN  OFFERING.  If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 5(a)(i). In such event, the right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision  of  this  Section  5, if the  managing  underwriter  determines  that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities (which, for the purpose of this Section 5(b), shall include any Registrable Securities governed by the Dresdner Agreement) to be included in the registration and underwriting in accordance with the following priority:

                 (i) Registrable Securities hereunder, allocated among all Holders thereof and Dresdner in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and Dresdner; and

                 (ii) shares of Common Stock to be offered by stockholders other than those described above.

The Company shall so advise all Holders and the other Holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 5. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from registration.

Section 6. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with two registrations pursuant to Section 4 hereof and all registrations pursuant to Section 5 will be borne by the Company including the fees of one separate legal counsel of the Holders, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

Section  7.  REGISTRATION  PROCEDURES.  For each  registration  effected  by the
Company  pursuant  to  this  Agreement,   the  Company  will  keep  each  Holder
participating  therein advised as



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

to the initiation of each registration and as to the completion thereof. At its expense the Company will:

                 (i) use its commercially reasonable efforts to keep such registration continuously effective for a period of 120 days or such reasonable period necessary to permit the Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section 7(i) above;

                 (iii) the Company shall permit one or more counsel designated by the Preferred Holders Designees to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three business days) prior to their filing with the Commission, and not file any document in a form to which such counsel reasonably objects; (iv) furnish to each Holder whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company one copy of the registration statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

                 (v) as promptly as practicable after becoming aware thereof, notify each Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the registration statement or other appropriate filing with the Commission to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

                 (vi) subject to Section 4(a)(ii)(B), register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in
Section 7(i) above;

                 (vii)  cause  all  Registrable   Securities   covered  by  such
registrations to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed;

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


                 (viii) cause its accountants to issue to the underwriter, if any, comfort letters and updates thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings, and to cause its legal counsel to issue to the underwriter, if any, an opinion in customary form covering matters of the type customarily covered in such opinions with respect to underwritten offerings;

                 (ix) as promptly as practicable after becoming aware thereof, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

                 (x) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the registration statement;

                 (xi) cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders may reasonably request, and, within three (3) business days after a registration statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such registration statement) an appropriate instruction and opinion of counsel; and

                 (xii) take such other actions as may be reasonably requested by any Holder.

                 Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the registration statement, the Company notifies the Holders of the existence of a Potential Material Event, the Holders shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not suspend the right to such holders of Registrable Securities for more than one sixty (60) day period in the aggregate during any 12-month period.

Section 8. INDEMNIFICATION.

            (a) BY COMPANY. To the extent permitted by law, in the event of a registration of any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each Holder, each underwriter of Registrable Securities, each of Holder's partners, directors and officers, and each other person, if any, who "controls" such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, to which they may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company or relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and other expenses incurred in connection with investigating, defending or settling any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that amounts are paid in settlement if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable for any such claim, loss, damage or liability arising out of or based on any untrue statement or omission based upon written information furnished to the Company by a Holder specifically for use in connection with such registration.

            (b) BY HOLDERS. To the extent permitted by law, each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular or any amendment, supplement, or other document related thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, and such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 8(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

            (c) NOTICE PROVISIONS. Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            (d) CONFLICT WITH UNDERWRITING. Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the this Agreement shall be controlling as to the Registrable Securities included in the public offering.

            (e) CONTRIBUTION IN LIEU OF INDEMNITY. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 8(e) shall be limited to an amount equal to the net proceeds to such Holder.

            (f)  SURVIVAL OF  INDEMNITY.  The  indemnification  provided by this
Section 8 shall be a continuing right to indemnification and will survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

Section 9. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing or as shall be required in connection with any registration referred to herein.

Section 10. RULE 144 REPORTING. With a view to making available to Holders the benefits of Rule 144, the Company will:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish a Holder, so long as the Holder owns any Registrable Securities, upon request, (i) a written statement that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company with the Commission as may be reasonably requested, and (iii) such other information as may be reasonably requested by any Holder in availing itself of any rule or regulation of the Commission which permits the selling of any securities without registration.

Section 11. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities of a Holder granted to a Holder by the Company under Sections 4 and 5 may be assigned by a Holder to any Affiliate, to any other Holder, or to a transferee or assignee who receives at least 25,000 shares of Registrable Securities (as adjusted for stock splits and the like); provided, that the Company is given written notice by the Holder a reasonable time before said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and the Holder complies with the provisions of this Agreement.

Section 12. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date these registration rights are granted, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then held by Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which provides such holder or holders of securities comparable rights to the rights of any Holder hereunder.

Section 13. MARKET STANDOFF-AGREEMENT. Each Holder hereby agrees that it will not, to the extent requested by the Company and any underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities to the public, except Common Stock included in such registration, during a 90-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all persons with registration rights and all officers, directors and holders of 5 percent or more of the then outstanding voting capital stock of the Company enter into similar agreements. In order to enforce the foregoing provision, the Company may impose stock transfer instructions with respect to the Registrable Securities of each Holder until the end of such 90-day period.

Section 14. TERMINATION OF RIGHTS. The rights of any particular Holder to cause the Company to register securities under this Agreement will terminate with respect to such Holder at such time as such Holder is able to dispose of all of his Registrable Securities in one three-month period pursuant to the provisions of Rule 144.

Section 15. MISCELLANEOUS.

            (a) AMENDMENTS. This Agreement may be amended only by a writing signed by the Holders of more than fifty percent (50%) of the Registrable Securities, as constituted from time to time, provided that any amendment to this Agreement that materially and adversely affects a Holder shall also require the written consent of such affected Holder.

            (b) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

            (c) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail or overnight courier, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, one copy should be sent to the Company's current address at Suite 400, 1411 S.W. Morrison Street, Portland, Oregon 97205, Attn: Chief Financial Officer, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two
(72) hours after the same has been deposited in the United States mail, addressed and mailed as aforesaid.

            (d) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (e) CHANGE IN CAPITAL STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

            (f) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Oregon without regard to principles of conflict of law.

                   Remainder of page intentionally blank

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


THE COMPANY:                        GARDENBURGER, INC.

                                    By /s/ Scott C. Wallace
                                      ----------------------------------
                                      Scott C. Wallace, President


PREFERRED STOCKHOLDERS:             ROSEWOOD CAPITAL III, L.P.

                                    By:  Rosewood Capital Associates, LLC,
                                         General Partner

                                    By /s/ Kyle A. Anderson
                                      ----------------------------------
                                      Kyle A. Anderson, Managing Director

                                    FARALLON CAPITAL PARTNERS, L.P.
                                    FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS, L.P.
                                    FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS II, L.P.
                                    FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS III, L.P.
                                    TINICUM PARTNERS, L.P., and
                                    FARALLON CAPITAL (CP) INVESTORS, L.P.

                                    By:  Farallon Partners, L.L.C., each of its
                                         general partners

                                    By /s/ Mark C. Wehrly
                                      ----------------------------------
                                      Mark C. Wehrly,
                                      Managing Member

                                    FARALLON CAPITAL OFFSHORE INVESTORS, INC.

                                    By:  Farallon Capital Management, L.L.C.,
                                          Its Agent and Attorney-in-Fact

                                    By:  /s/ Mark C. Wehrly
                                         -------------------------------
                                         Mark C. Wehrly,
                                         Managing Partner

                                    U.S. DEVELOPMENT CAPITAL PORTFOLIO
                                    COMPANY

                                    By [illegible]
                                      ----------------------------------
                                    Title  Secretary
                                          -----------------------

                                    DB CAPITAL INVESTORS, L.P.

                                    By /s/ Edward V. Dardani
                                      ----------------------------------
                                      Ted Dardani, Director

                                    CASTLEWOOD EXPANSION PARTNERS, L.P.

                                    By  BT Investment Partners, Inc.
                                         its general partner

                                    By /s/ Kristine Cicardo
                                      ----------------------------------
                                      Kristine Cicardo, Director
                                      January 10, 2002

                                     /s/ Arvin H. Kash
                                    -------------------------------------
                                    Arvin H. Kash

                                     /s/ William D. Smithberg
                                    -------------------------------------
                                    William D. Smithberg

                                    GRUBER & McBAINE INTERNATIONAL
                                    LAGUNITAS PARTNERS, L.P.
                                    LOCKHEED MARTIN
                                    HAMILTON COLLEGE


                                    By  /s/ J. Patterson McBaine
                                      ----------------------------------
                                      J. Patterson McBaine, Managing Member
                                      Gruber & McBaine Capital Management LLC
                                      executing in the following capacities:

                                    GRUBER & McBAINE INTERNATIONAL,
                                        Attorney-in-Fact
                                    LOCKHEED MARTIN, Attorney in Fact
                                    HAMILTON COLLEGE, Attorney in Fact and
                                    LAGUNITAS PARTNERS, L.P., General Partner